                                                                      EXHIBIT 24



                               POWER OF ATTORNEY


        The undersigned appoints Jerome T. Loeb, Louis J. Garr, Jr. and Richard
A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments thereto or post-effective amendments thereto with respect to debt securities of The May Department Stores Company, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



                                /s/ Eugene S. Kahn
                                -----------------------
                                Eugene S. Kahn


Date:  June 6, 1996

                               POWER OF ATTORNEY


  The undersigned appoints Jerome T. Loeb, Louis J. Garr, Jr. and Richard A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments thereto or post-effective amendments thereto with respect to debt securities of The May Department Stores Company, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



                             /s/ Anthony J. Torcasio
                             --------------------------------
                             Anthony J. Torcasio


Date:  June 7, 1996

                               POWER OF ATTORNEY


  The undersigned appoints Jerome T. Loeb, Louis J. Garr, Jr. and Richard A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments thereto or post-effective amendments thereto with respect to debt securities of The May Department Stores Company, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



                           /s/ Russell E. Palmer
                           ------------------------
                               Russell E. Palmer


Date:  June 6, 1996

                               POWER OF ATTORNEY


  The undersigned appoints Jerome T. Loeb, Louis J. Garr, Jr. and Richard A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments thereto or post-effective amendments thereto with respect to debt securities of The May Department Stores Company, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



                               /s/ Edward H. Meyer
                               ---------------------------
                               Edward H. Meyer


Date:  June 6, 1996

                               POWER OF ATTORNEY


  The undersigned appoints Jerome T. Loeb, Louis J. Garr, Jr. and Richard A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments thereto or post-effective amendments thereto with respect to debt securities of The May Department Stores Company, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



                            /s/ Michael R. Quinlan
                           --------------------------
                                Michael R. Quinlan


Date:  June 12, 1996

                               POWER OF ATTORNEY


  The undersigned appoints Jerome T. Loeb, Louis J. Garr, Jr. and Richard A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments thereto or post-effective amendments thereto with respect to debt securities of The May Department Stores Company, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



                              /s/ William P. Stiritz
                              -------------------------------
                              William P. Stiritz


Date:  June 6, 1996

                               POWER OF ATTORNEY


  The undersigned appoints Jerome T. Loeb, Louis J. Garr, Jr. and Richard A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments thereto or post-effective amendments thereto with respect to debt securities of The May Department Stores Company, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



                               /s/ Robert D. Storey
                               ----------------------------
                               Robert D. Storey


Date:  June 9, 1996

                               POWER OF ATTORNEY


  The undersigned appoints Jerome T. Loeb, Louis J. Garr, Jr. and Richard A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments thereto or post-effective amendments thereto with respect to debt securities of The May Department Stores Company, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



                          /s/ Murray. L. Weidenbaum
                          ---------------------------------
                          Murray L. Weidenbaum


Date:  June 6, 1996

                               POWER OF ATTORNEY


  The undersigned appoints Jerome T. Loeb, Louis J. Garr, Jr. and Richard A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments thereto or post-effective amendments thereto with respect to debt securities of The May Department Stores Company, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



                               /s/ David C. Farrell
                               ----------------------------
                               David C. Farrell


Date:  June 6, 1996

                               POWER OF ATTORNEY


  The undersigned appoints Jerome T. Loeb, Louis J. Garr, Jr. and Richard A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments thereto or post-effective amendments thereto with respect to debt securities of The May Department Stores Company, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



                                /s/ Jerome T. Loeb
                                -------------------------
                                Jerome T. Loeb


Date:  June 6, 1996

                               POWER OF ATTORNEY


  The undersigned appoints Jerome T. Loeb, Louis J. Garr, Jr. and Richard A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments thereto or post-effective amendments thereto with respect to debt securities of The May Department Stores Company, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



                              /s/ Richard L. Battram
                              -----------------------------
                              Richard L. Battram


Date:  June 6, 1996

                               POWER OF ATTORNEY


  The undersigned appoints Jerome T. Loeb, Louis J. Garr, Jr. and Richard A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments thereto or post-effective amendments thereto with respect to debt securities of The May Department Stores Company, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



                                /s/ John L. Dunham
                                -------------------------
                                John L. Dunham


Date:  June 4, 1996